Form N-CSR Item 13(c) Exhibit

Dear Eaton Vance Fund Shareholder:

This notice provides shareholders of the Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund (NYSE: ETW) with important information concerning the distribution declared in January 2020. You are receiving this notice as a requirement of the Fund’s managed distribution plan (Plan). The Board of Trustees approved the implementation of the Plan to make monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share. This information is sent to you for informational purposes only and is an estimate of the sources of the January distribution. It is not determinative of the tax character of the Fund’s distributions for the 2020 calendar year.

The amounts and sources of distributions reported in this notice are estimates, are not being provided for tax reporting purposes and the distribution may later be determined to be from other sources including realized short-term gains, long-term gains, to the extent permitted by law, and return of capital. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Distribution Period: January 2020

Distribution Amount per Common Share: $0.0727

The following table sets forth an estimate of the sources of the Fund’s January distribution and its cumulative distributions paid this fiscal year to date. Amounts are expressed on a per common share basis and as a percentage of the distribution amount.

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund

Source	Current Distribution	% of Current Distribution	Cumulative Distributions for the Fiscal Year-to-Date[1]	% of the Cumulative Distributions for the Fiscal Year-to-Date[1]
Net Investment Income	$0.0085	11.7%	$0.0085	11.7%
Net Realized Short-Term Capital Gains	$0.0000	0.0%	$0.0000	0.0%
Net Realized Long-Term Capital Gains	$0.0000	0.0%	$0.0000	0.0%
Return of Capital or Other Capital Source(s)	$0.0642	88.3%	$0.0642	88.3%

Total per common share	$0.0727	100.0%	$0.0727	100.0%

[1]	The Fund’s fiscal year is January 1, 2020 to December 31, 2020

IMPORTANT DISCLOSURE: You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Plan. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’ The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and/or tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Set forth in the table below is information relating to the Fund’s performance based on its net asset value (NAV) for certain periods.

Average annual total return at NAV for the 5-year period ended on December 31, 2019[1]	6.91%
Annualized current distribution rate expressed as a percentage of NAV as of December 31, 2019[2]	8.33%
Cumulative total return at NAV for the fiscal year through December 31, 2019[3]	18.05%
Cumulative fiscal year to date distribution rate as a percentage of NAV as of December 31, 2019[4]	8.33%

[1]	Average annual total return at NAV represents the change in NAV of the Fund, with all distributions reinvested, for the 5-year period ended on December 31, 2019.
[2]	The annualized current distribution rate is the cumulative distribution rate annualized as a percentage of the Fund’s NAV as of December 31, 2019.
[3]

Cumulative total return at NAV is the percentage change in the Fund’s NAV for the period from the beginning of its fiscal year to December 31, 2019 including distributions paid and assuming reinvestment of those distributions.

[4]

Cumulative fiscal year distribution rate for the period from the beginning of its fiscal year to December 31, 2019 measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of December 31, 2019.

If you have any questions regarding this information, please contact your investment advisor or an Eaton Vance Investor Services associate at 1-866-328-6681. Our associates are available to assist you Monday-Friday 8:30 a.m. to 5:30 p.m., Eastern Time.

NOTE: This correspondence is for informational purposes only and should not be relied upon to project the tax character of actual Fund distributions for the 2020 calendar year.

NO ACTION IS REQUIRED ON YOUR PART.

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund

January 31, 2020

Dear Eaton Vance Fund Shareholder:

This notice provides shareholders of the Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund (NYSE: ETW) with important information concerning the distribution declared in February 2020. You are receiving this notice as a requirement of the Fund’s managed distribution plan (Plan). The Board of Trustees approved the implementation of the Plan to make monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share. This information is sent to you for informational purposes only and is an estimate of the sources of the February distribution. It is not determinative of the tax character of the Fund’s distributions for the 2020 calendar year.

The amounts and sources of distributions reported in this notice are estimates, are not being provided for tax reporting purposes and the distribution may later be determined to be from other sources including realized short-term gains, long-term gains, to the extent permitted by law, and return of capital. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Distribution Period: February 2020

Distribution Amount per Common Share: $0.0727

The following table sets forth an estimate of the sources of the Fund’s February distribution and its cumulative distributions paid this fiscal year to date. Amounts are expressed on a per common share basis and as a percentage of the distribution amount.

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund

Source	Current Distribution	% of Current Distribution	Cumulative Distributions for the Fiscal Year-to-Date[1]	% of the Cumulative Distributions for the Fiscal Year-to-Date[1]
Net Investment Income	$0.0082	11.3%	$0.0167	11.5%
Net Realized Short-Term Capital Gains	$0.0000	0.0%	$0.0000	0.0%
Net Realized Long-Term Capital Gains	$0.0047	6.5%	$0.0048	3.3%
Return of Capital or Other Capital Source(s)	$0.0598	82.2%	$0.1239	85.2%

Total per common share	$0.0727	100.0%	$0.1454	100.0%

[1]	The Fund’s fiscal year is January 1, 2020 to December 31, 2020

IMPORTANT DISCLOSURE: You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Plan. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’ The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and/or tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Set forth in the table below is information relating to the Fund’s performance based on its net asset value (NAV) for certain periods.

Average annual total return at NAV for the 5-year period ended on January 31, 2020[1]	6.81%
Annualized current distribution rate expressed as a percentage of NAV as of January 31, 2020[2]	8.47%
Cumulative total return at NAV for the fiscal year through January 31, 2020[3]	-0.93%
Cumulative fiscal year to date distribution rate as a percentage of NAV as of January 31, 2020[4]	0.71%

[1]	Average annual total return at NAV represents the change in NAV of the Fund, with all distributions reinvested, for the 5-year period ended on January 31, 2020.
[2]	The annualized current distribution rate is the cumulative distribution rate annualized as a percentage of the Fund’s NAV as of January 31, 2020.
[3]

Cumulative total return at NAV is the percentage change in the Fund’s NAV for the period from the beginning of its fiscal year to January 31, 2020 including distributions paid and assuming reinvestment of those distributions.

[4]

Cumulative fiscal year distribution rate for the period from the beginning of its fiscal year to January 31, 2020 measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of January 31, 2020.

If you have any questions regarding this information, please contact your investment advisor or an Eaton Vance Investor Services associate at 1-866-328-6681. Our associates are available to assist you Monday-Friday 8:30 a.m. to 5:30 p.m., Eastern Time.

NOTE: This correspondence is for informational purposes only and should not be relied upon to project the tax character of actual Fund distributions for the 2020 calendar year.

NO ACTION IS REQUIRED ON YOUR PART.

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund

February 28, 2020

Dear Eaton Vance Fund Shareholder:

This notice provides shareholders of the Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund (NYSE: ETW) with important information concerning the distribution declared in March 2020. You are receiving this notice as a requirement of the Fund’s managed distribution plan (Plan). The Board of Trustees approved the implementation of the Plan to make monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share. This information is sent to you for informational purposes only and is an estimate of the sources of the March distribution. It is not determinative of the tax character of the Fund’s distributions for the 2020 calendar year.

The amounts and sources of distributions reported in this notice are estimates, are not being provided for tax reporting purposes and the distribution may later be determined to be from other sources including realized short-term gains, long-term gains, to the extent permitted by law, and return of capital. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Distribution Period: March 2020

Distribution Amount per Common Share: $0.0727

The following table sets forth an estimate of the sources of the Fund’s March distribution and its cumulative distributions paid this fiscal year to date. Amounts are expressed on a per common share basis and as a percentage of the distribution amount.

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund

Source	Current Distribution	% of Current Distribution	Cumulative Distributions for the Fiscal Year-to-Date[1]	% of the Cumulative Distributions for the Fiscal Year-to-Date[1]
Net Investment Income	$0.0103	14.1%	$0.0270	12.4%
Net Realized Short-Term Capital Gains	$0.0000	0.0%	$0.0000	0.0%
Net Realized Long-Term Capital Gains	$0.0624	85.9%	$0.1911	87.6%
Return of Capital or Other Capital Source(s)	$0.0000	0.0%	$0.0000	0.0%

Total per common share	$0.0727	100.0%	$0.2181	100.0%

[1]	The Fund’s fiscal year is January 1, 2020 to December 31, 2020

IMPORTANT DISCLOSURE: You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Plan. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’ The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and/or tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Set forth in the table below is information relating to the Fund’s performance based on its net asset value (NAV) for certain periods.

Average annual total return at NAV for the 5-year period ended on February 29, 2020[1]	4.23%
Annualized current distribution rate expressed as a percentage of NAV as of February 29, 2020[2]	9.24%
Cumulative total return at NAV for the fiscal year through February 29, 2020[3]	-8.50%
Cumulative fiscal year to date distribution rate as a percentage of NAV as of February 29, 2020[4]	1.54%

[1]	Average annual total return at NAV represents the change in NAV of the Fund, with all distributions reinvested, for the 5-year period ended on February 29, 2020.
[2]	The annualized current distribution rate is the cumulative distribution rate annualized as a percentage of the Fund’s NAV as of February 29, 2020.
[3]

Cumulative total return at NAV is the percentage change in the Fund’s NAV for the period from the beginning of its fiscal year to February 29, 2020 including distributions paid and assuming reinvestment of those distributions.

[4]

Cumulative fiscal year distribution rate for the period from the beginning of its fiscal year to February 29, 2020 measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of February 29, 2020.

If you have any questions regarding this information, please contact your investment advisor or an Eaton Vance Investor Services associate at 1-866-328-6681. Our associates are available to assist you Monday-Friday 8:30 a.m. to 5:30 p.m., Eastern Time.

NOTE: This correspondence is for informational purposes only and should not be relied upon to project the tax character of actual Fund distributions for the 2020 calendar year.

NO ACTION IS REQUIRED ON YOUR PART.

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund

March 31, 2020

Dear Eaton Vance Fund Shareholder:

This notice provides shareholders of the Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund (NYSE: ETW) with important information concerning the distribution declared in April 2020. You are receiving this notice as a requirement of the Fund’s managed distribution plan (Plan). The Board of Trustees approved the implementation of the Plan to make monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share. This information is sent to you for informational purposes only and is an estimate of the sources of the April distribution. It is not determinative of the tax character of the Fund’s distributions for the 2020 calendar year.

The amounts and sources of distributions reported in this notice are estimates, are not being provided for tax reporting purposes and the distribution may later be determined to be from other sources including realized short-term gains, long-term gains, to the extent permitted by law, and return of capital. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Distribution Period: April 2020

Distribution Amount per Common Share: $0.0727

The following table sets forth an estimate of the sources of the Fund’s April distribution and its cumulative distributions paid this fiscal year to date. Amounts are expressed on a per common share basis and as a percentage of the distribution amount.

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund

Source	Current Distribution	% of Current Distribution	Cumulative Distributions for the Fiscal Year-to-Date[1]	% of the Cumulative Distributions for the Fiscal Year-to-Date[1]
Net Investment Income	$0.0086	11.8%	$0.0355	12.2%
Net Realized Short-Term Capital Gains	$0.0000	0.0%	$0.0000	0.0%
Net Realized Long-Term Capital Gains	$0.0000	0.0%	$0.0610	21.0%
Return of Capital or Other Capital Source(s)	$0.0641	88.2%	$0.1943	66.8%

Total per common share	$0.0727	100.0%	$0.2908	100.0%

[1]	The Fund’s fiscal year is January 1, 2020 to December 31, 2020

IMPORTANT DISCLOSURE: You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Plan. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’ The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and/or tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Set forth in the table below is information relating to the Fund’s performance based on its net asset value (NAV) for certain periods.

Average annual total return at NAV for the 5-year period ended on March 31, 2020[1]	1.98%
Annualized current distribution rate expressed as a percentage of NAV as of March 31, 2020[2]	10.54%
Cumulative total return at NAV for the fiscal year through March 31, 2020[3]	-18.95%
Cumulative fiscal year to date distribution rate as a percentage of NAV as of March 31, 2020[4]	2.63%

[1]	Average annual total return at NAV represents the change in NAV of the Fund, with all distributions reinvested, for the 5-year period ended on March 31, 2020.
[2]	The annualized current distribution rate is the cumulative distribution rate annualized as a percentage of the Fund’s NAV as of March 31, 2020.
[3]

Cumulative total return at NAV is the percentage change in the Fund’s NAV for the period from the beginning of its fiscal year to March 31, 2020 including distributions paid and assuming reinvestment of those distributions.

[4]

Cumulative fiscal year distribution rate for the period from the beginning of its fiscal year to March 31, 2020 measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of March 31, 2020.

If you have any questions regarding this information, please contact your investment advisor or an Eaton Vance Investor Services associate at 1-866-328-6681. Our associates are available to assist you Monday-Friday 8:30 a.m. to 5:30 p.m., Eastern Time.

NOTE: This correspondence is for informational purposes only and should not be relied upon to project the tax character of actual Fund distributions for the 2020 calendar year.

NO ACTION IS REQUIRED ON YOUR PART.

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund

April 30, 2020

Dear Eaton Vance Fund Shareholder:

This notice provides shareholders of the Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund (NYSE: ETW) with important information concerning the distribution declared in May 2020. You are receiving this notice as a requirement of the Fund’s managed distribution plan (Plan). The Board of Trustees approved the implementation of the Plan to make monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share. This information is sent to you for informational purposes only and is an estimate of the sources of the May distribution. It is not determinative of the tax character of the Fund’s distributions for the 2020 calendar year.

The amounts and sources of distributions reported in this notice are estimates, are not being provided for tax reporting purposes and the distribution may later be determined to be from other sources including realized short-term gains, long-term gains, to the extent permitted by law, and return of capital. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Distribution Period: May 2020

Distribution Amount per Common Share: $0.0727

The following table sets forth an estimate of the sources of the Fund’s May distribution and its cumulative distributions paid this fiscal year to date. Amounts are expressed on a per common share basis and as a percentage of the distribution amount.

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund

Source	Current Distribution	% of Current Distribution	Cumulative Distributions for the Fiscal Year-to-Date[1]	% of the Cumulative Distributions for the Fiscal Year-to-Date[1]
Net Investment Income	$0.0077	10.6%	$0.0433	11.9%
Net Realized Short-Term Capital Gains	$0.0000	0.0%	$0.0000	0.0%
Net Realized Long-Term Capital Gains	$0.0084	11.5%	$0.0693	19.1%
Return of Capital or Other Capital Source(s)	$0.0566	77.9%	$0.2509	69.0%

Total per common share	$0.0727	100.0%	$0.3635	100.0%

[1]	The Fund’s fiscal year is January 1, 2020 to December 31, 2020

IMPORTANT DISCLOSURE: You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Plan. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’ The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and/or tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Set forth in the table below is information relating to the Fund’s performance based on its net asset value (NAV) for certain periods.

Average annual total return at NAV for the 5-year period ended on April 30, 2020[1]	3.08%
Annualized current distribution rate expressed as a percentage of NAV as of April 30, 2020[2]	9.84%
Cumulative total return at NAV for the fiscal year through April 30, 2020[3]	-12.38%
Cumulative fiscal year to date distribution rate as a percentage of NAV as of April 30, 2020[4]	3.28%

[1]	Average annual total return at NAV represents the change in NAV of the Fund, with all distributions reinvested, for the 5-year period ended on April 30, 2020.
[2]	The annualized current distribution rate is the cumulative distribution rate annualized as a percentage of the Fund’s NAV as of April 30, 2020.
[3]

Cumulative total return at NAV is the percentage change in the Fund’s NAV for the period from the beginning of its fiscal year to April 30, 2020 including distributions paid and assuming reinvestment of those distributions.

[4]

Cumulative fiscal year distribution rate for the period from the beginning of its fiscal year to April 30, 2020 measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of April 30, 2020.

If you have any questions regarding this information, please contact your investment advisor or an Eaton Vance Investor Services associate at 1-866-328-6681. Our associates are available to assist you Monday-Friday 8:30 a.m. to 5:30 p.m., Eastern Time.

NOTE: This correspondence is for informational purposes only and should not be relied upon to project the tax character of actual Fund distributions for the 2020 calendar year.

NO ACTION IS REQUIRED ON YOUR PART.

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund

May 29, 2020

Dear Eaton Vance Fund Shareholder:

This notice provides shareholders of the Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund (NYSE: ETW) with important information concerning the distribution declared in June 2020. You are receiving this notice as a requirement of the Fund’s managed distribution plan (Plan). The Board of Trustees approved the implementation of the Plan to make monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share. This information is sent to you for informational purposes only and is an estimate of the sources of the June distribution. It is not determinative of the tax character of the Fund’s distributions for the 2020 calendar year.

The amounts and sources of distributions reported in this notice are estimates, are not being provided for tax reporting purposes and the distribution may later be determined to be from other sources including realized short-term gains, long-term gains, to the extent permitted by law, and return of capital. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Distribution Period: June 2020

Distribution Amount per Common Share: $0.0727

The following table sets forth an estimate of the sources of the Fund’s June distribution and its cumulative distributions paid this fiscal year to date. Amounts are expressed on a per common share basis and as a percentage of the distribution amount.

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund

Source	Current Distribution	% of Current Distribution	Cumulative Distributions for the Fiscal Year-to-Date[1]	% of the Cumulative Distributions for the Fiscal Year-to-Date[1]
Net Investment Income	$0.0071	9.7%	$0.0503	11.5%
Net Realized Short-Term Capital Gains	$0.0000	0.0%	$0.0000	0.0%
Net Realized Long-Term Capital Gains	$0.0000	0.0%	$0.0000	0.0%
Return of Capital or Other Capital Source(s)	$0.0656	90.3%	$0.3859	88.5%

Total per common share	$0.0727	100.0%	$0.4362	100.0%

[1]	The Fund’s fiscal year is January 1, 2020 to December 31, 2020

IMPORTANT DISCLOSURE: You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Plan. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’ The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and/or tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Set forth in the table below is information relating to the Fund’s performance based on its net asset value (NAV) for certain periods.

Average annual total return at NAV for the 5-year period ended on May 31, 2020[1]	3.56%
Annualized current distribution rate expressed as a percentage of NAV as of May 31, 2020[2]	9.57%
Cumulative total return at NAV for the fiscal year through May 31, 2020[3]	-9.14%
Cumulative fiscal year to date distribution rate as a percentage of NAV as of May 31, 2020[4]	3.99%

[1]	Average annual total return at NAV represents the change in NAV of the Fund, with all distributions reinvested, for the 5-year period ended on May 31, 2020.
[2]	The annualized current distribution rate is the cumulative distribution rate annualized as a percentage of the Fund’s NAV as of May 31, 2020.
[3]

Cumulative total return at NAV is the percentage change in the Fund’s NAV for the period from the beginning of its fiscal year to May 31, 2020 including distributions paid and assuming reinvestment of those distributions.

[4]

Cumulative fiscal year distribution rate for the period from the beginning of its fiscal year to May 31, 2020 measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of May 31, 2020.

If you have any questions regarding this information, please contact your investment advisor or an Eaton Vance Investor Services associate at 1-866-328-6681. Our associates are available to assist you Monday-Friday 8:30 a.m. to 5:30 p.m., Eastern Time.

NOTE: This correspondence is for informational purposes only and should not be relied upon to project the tax character of actual Fund distributions for the 2020 calendar year.

NO ACTION IS REQUIRED ON YOUR PART.

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund

June 30, 2020